UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 5, 2020

(Date of earliest event reported)

FEDNAT HOLDING COMPANY

(Exact name of Registrant as Specified in Its Charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14050 N.W. 14th Street, Suite 180 Sunrise, FL		33323
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 293-2532

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	FNHC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 5, 2020, FedNat Holding Company (the “Company”) closed its offer to exchange (the “Exchange Offer”) up to $100.0 million in aggregate principal amount of new 7.50% Senior Unsecured Notes due 2029 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of unregistered 7.50% Senior Unsecured Notes due 2029 (the “Old Notes”) issued by the Company in a private placement.

According to information provided by the exchange agent, The Bank of New York Mellon, $100.0 million aggregate principal amount, or 100%, of the Old Notes were tendered for exchange in the Exchange Offer.

The Exchange Offer expired at 5:00 p.m., New York, New York time, on March 4, 2020, and settled on March 5, 2020.

The New Notes have been registered under the Securities Act pursuant to a Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 16, 2020 and declared effective on January 31, 2020. The Exchange Offer was made pursuant to the terms and conditions set forth in the prospectus, dated as of January 31, 2020, which forms a part of the registration statement.

The New Notes are governed by the terms of an indenture (the “Indenture”), dated as of March 5, 2019, between the Company and The Bank of New York Mellon (the “Trustee”), as supplemented by a first supplemental indenture (the “First Supplemental Indenture”), dated as of March 5, 2020, between the Company and the Trustee. The First Supplemental Indenture incorporates into the Indenture (i) the proper minimum denomination amounts for the New Notes and (ii) the mandatory provisions of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) that are provided for by law pursuant to Section 318 of the Trust Indenture Act.

The foregoing summary of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the First Supplemental Indenture, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1, and incorporated herein by reference. Attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01 is the press release issued by the Company on March 5, 2020, announcing the completion of the Exchange Offer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture by and between FedNat Holding Company and The Bank of New York Mellon, as trustee

4.2	Form of 7.50% Senior Unsecured Note due 2029 of FedNat Holding Company

99.1	FedNat Holding Company Press Release dated March 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDNAT HOLDING COMPANY

Date: March 5, 2020	By:	/s/ Ronald A. Jordan
Name: Ronald A. Jordan
Title: Chief Financial Officer
(Principal Financial Officer)